Exhibit 10.1

Execution Version

SIXTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of March 18, 2020 and is entered into by and among APLP HOLDINGS LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario, Canada (the “Borrower”), by its general partner, ATLANTIC POWER GP II INC., a corporation organized under the laws of the Province of British Columbia, Canada (in such capacity, the “General Partner”), ATLANTIC POWER CORPORATION, a corporation organized under the laws of the Province of British Columbia, Canada (the “Sponsor”), GOLDMAN SACHS LENDING PARTNERS LLC (“Goldman Sachs”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Revolving Lenders and, for purposes of Section VIII hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of April 13, 2016, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of April 17, 2017, that certain Second Amendment to Credit and Guaranty Agreement, dated as of October 18, 2017, that certain Third Amendment to Credit and Guaranty Agreement, dated as of April 19, 2018, that certain Fourth Amendment to Credit and Guaranty Agreement, dated as of October 31, 2018 and that certain Fifth Amendment to Credit and Guaranty Agreement, dated as of January 31, 2020 (and as further amended through the date hereof, the “Credit Agreement”) by and among the Borrower, by its General Partner, the Sponsor and the subsidiaries of the Borrower named therein, as Guarantors, the Lenders and L/C Issuers party thereto from time to time, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that the Requisite Revolving Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, subject to the conditions set forth herein, each Revolving Lender that has delivered their counterpart signature of this Amendment to the Administrative Agent in accordance with instructions given to the Revolving Lenders for delivery of such signatures hereby agrees to such amendment relating to the Credit Agreement as hereinafter set forth;

WHEREAS, each Revolving Lender holding Revolving Loans immediately prior to the Sixth Amendment Effective Date (the “Existing Revolving Loans”) or unused Revolving Commitments immediately prior to the Sixth Amendment Effective Date (the “Existing Revolving Commitments” and, such Revolving Lenders holding such Existing Revolving Loans or Existing Revolving Commitments, the “Existing Revolving Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex I (a “Revolving Lender Consent”) (collectively, the “Consenting Revolving Lenders”) will, by the fact of such execution and delivery, be deemed to have consented to the terms of this Amendment;

WHEREAS, each Existing Revolving Lender that fails to execute and return a Revolving Lender Consent by 5:00 p.m. (New York City time), on March 15, 2020 (the “Consent Deadline”) (each, a “Non-Consenting Revolving Lender”) shall, in accordance with Section 2.24 of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 10.6 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Credit Documents in respect of its Existing Revolving Loans and Existing Revolving Commitments to an assignee that shall assume such obligations as specified in the Master Assignment and Assumption Agreement substantially in the form attached hereto as Annex II (a “Master Assignment”), as further set forth in this Amendment; and

WHEREAS, each Credit Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents, and the other Credit Documents to which it is a party.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT.

1.1	Amendments to Section 1: Definitions.

A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Sixth Amendment” means that certain Sixth Amendment to Credit and Guaranty Agreement dated as of March 18, 2020 among the Borrower, by its General Partner, the Administrative Agent, the Revolving Lenders and the Guarantors listed on the signature pages thereto.

“Sixth Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section III of the Sixth Amendment.

B. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

“Revolving Commitment Termination Date” means the earliest to occur of (i) the ninth anniversary of the Effective Date, as extended pursuant to Section 2.25, if applicable; (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.14(b) or 2.15; and (iii) the date of the termination of the Revolving Commitments pursuant to Section 8.1.

C. The cover page to the Credit Agreement, the second Recital to the Credit Agreement and the definition of “Revolving Commitment” are hereby amended by deleting the number “$200,000,000” where it appears therein and replacing it with “$180,000,000”.

D. Appendix A 2 of the Credit Agreement (Revolving Commitments and Letter of Credit Issuance Commitments) is hereby deleted in its entirety and replaced with Appendix A 2 attached as Exhibit A hereto.

E. Section 10.22 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“10.22 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment Agreements, amendments or other Funding Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.”

SECTION II.	CONTINUATION OF EXISTING REVOLVING LOANS; NON-CONSENTING REVOLVING LENDERS; OTHER TERMS AND AGREEMENTS.

2.1              Continuing Lenders. Each Existing Revolving Lender executing and delivering a Revolving Lender Consent hereby consents and agrees to this Amendment.

2.2              Non-Consenting Revolving Lenders. The Borrower hereby gives notice to each Non-Consenting Revolving Lender that, upon receipt of Revolving Lender Consents from the Existing Revolving Lenders constituting the Requisite Revolving Lenders prior to the Sixth Amendment Effective Date, if such Non-Consenting Revolving Lender has not executed and delivered a Revolving Lender Consent on or prior to the Consent Deadline, such Non-Consenting Revolving Lender shall, pursuant to Section 2.24 of the Credit Agreement, execute within one (1) Business Day after the Sixth Amendment Effective Date or be deemed to have executed a counterpart of the Master Assignment and shall in accordance therewith sell its Existing Revolving Loans and Existing Revolving Commitments as specified in the Master Assignment. Pursuant to the Master Assignment, each Non-Consenting Revolving Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Revolving Commitments as set forth in Schedule I to the Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the Sixth Amendment Effective Date, to the Replacement Lender under such Master Assignment, solely upon the consent and acceptance by the Replacement Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Revolving Loans and Revolving Commitments at the time of such assignment.

2.3              Without limiting any consent rights of the L/C Issuers set forth in the Credit Agreement, each Existing Revolving Lender executing and delivering a Revolving Lender Consent hereby expressly consents and agrees that the Credit Parties and the Administrative Agent may, subsequent to the Sixth Amendment Effective Date, enter into a further amendment to the Credit Agreement (such amendment, an “Upsize Amendment”), without the need for any further Requisite Revolving Lender consent, solely to effect an increase in the Revolving Commitments up to, but not in excess of, an aggregate amount equal to $210,000,000 (whether as a result of a new Revolving Lender executing a joinder to the Credit Agreement in form and substance acceptable to the Administrative Agent, or as a result of any one or more of the existing Revolving Lenders agreeing with the Borrower to increase such Revolving Lender’s Revolving Commitment); provided that, the Borrower shall notify the Revolving Lenders of such increase in the Revolving Commitments on or prior to the effective date of an Upsize Amendment.

SECTION III.	CONDITIONS TO EFFECTIVENESS.

The Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”):

A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) each of the Credit Parties and the General Partner, (ii) the Revolving Lenders under the Credit Agreement consisting of at least the Requisite Revolving Lenders and (iii) the Administrative Agent.

B. Fees; Interest.

(a) The Administrative Agent shall have received (i) all fees, costs, expenses and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document and (ii) for the account of each Revolving Lender, all interest accrued but unpaid on all existing Revolving Loans through the Sixth Amendment Effective Date.

(b) The Arrangers, as Extension Arrangers (as defined below), shall have each received all fees due and payable under the fee letters between the Sponsor and each Arranger, dated as of March 18, 2020, respectively.

C. Legal Opinions. The Administrative Agent shall have received a favorable opinion of (a) Norton Rose Fulbright US LLP, New York, Delaware and California special counsel to the Credit Parties and (b) Goodmans LLP, Burnet, Duckworth & Palmer LLP and MLT Atkins LLP, local Canadian counsel to the Credit Parties, in each case in form and substance satisfactory to the Administrative Agent.

D. Sixth Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in paragraphs (F) and (G) of this Section III.

E. Organizational Documents; Incumbency. The Administrative Agent shall have received, in respect of each Credit Party and the General Partner, a certificate dated as of the Sixth Amendment Effective Date of the secretary or an assistant secretary or director (or such other officer reasonably acceptable to the Administrative Agent) of such party, in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that either (A) attached thereto is a true and complete and up to date copy of the Organizational Documents including any certificate on change of name and all amendments thereto of such Credit Party or the General Partner, as applicable, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization (where applicable), and that the same has not been amended since the date of such certification or (B) the Organizational Documents of such Credit Party or the General Partner, as applicable, delivered on the Effective Date to the Administrative Agent have not been amended and are in full force and effect; (ii) that either (A) attached thereto is a true and complete copy of the bylaws or comparable governing documents of such Credit Party or the General Partner, as applicable, as then in effect and as in effect at all times without amendment of supersession from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate or (B) that the bylaws or comparable governing documents of such Credit Party or the General Partner, as applicable, delivered on the Effective Date to the Administrative Agent have not been amended and are in full force and effect; (iii) that attached thereto is a true and complete copy of resolutions of the board of directors or similar governing body of such Credit Party (or, in the case of a limited partnership, of the general partner, acting on behalf of such limited partnership) and the General Partner, acting in its own capacity, approving and, to the extent required in any jurisdiction, resolutions of the meeting of shareholders of a Credit Party (or, in the case of a limited partnership, of the general partner, acting on behalf of such limited partnership) and the General Partner, acting in its own capacity, in each case, authorizing the execution, delivery and performance of this Amendment and any related Credit Documents to which it is a party which are in full force and effect without amendment or supersession as of the date of the certificate; (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of such Credit Party’s or the General Partner’s, as applicable, jurisdiction of incorporation, organization or formation dated the Sixth Amendment Effective Date or a recent date prior thereto; and (v) as to the incumbency and genuineness of the signature of each officer, director or other comparable authorized manager or attorney of such Credit Party or the General Partner, as applicable, executing this Amendment or any of such other Credit Documents, and attaching all such copies of the documents described above.

F. No Default. No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby.

G. Representations and Warranties. The representations and warranties of the Borrower and each of the Guarantors set forth in Section IV of this Amendment are true and correct.

H. Master Assignment. The Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section II above and all conditions to the consummation of the assignments in accordance with Section II above shall have been satisfied and such assignments shall have been consummated.

I. Non-Consenting Revolving Lenders. The Borrower shall have, substantially concurrently with the effectiveness of this Amendment, paid to all Non-Consenting Revolving Lenders all indemnities, fees, cost reimbursements and other Obligations (other than interest payable under Section III.B. above and principal and all other amounts paid to such Non-Consenting Revolving Lender under Section II above), if any, then due and owing to such Non-Consenting Revolving Lenders under the Credit Agreement and the other Credit Documents (immediately prior to the Sixth Amendment Effective Date).

J. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

SECTION IV.	REPRESENTATIONS AND WARRANTIES.

In order to induce the other parties hereto to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to each of the Revolving Lenders and the Administrative Agent that, as of the Sixth Amendment Effective Date:

A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the General Partner, the Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Sixth Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower and the General Partner of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties (a) contained in Section 4 of the Amended Agreement (other than Section 4.24) are and will be true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date and (b) contained in Section 4.24 of the Amended Agreement are and will be true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties (x) specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, or (y) have been updated, modified, supplemented or otherwise superseded by information contained in the most recent Form 10-K and Form 10-Q and any Form 8-K (to the extent such Form 8-K was filed on or after the date of the most recent Form 10-Q) filed by the Sponsor with the Securities and Exchange Commission, in which case they were true and correct in all material respects on and as of the date of the most recent Form 10-K and Form 10-Q and any such Form 8-K and will be true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V.	BORROWER’S CONSENT.

For purposes of Section 10.6 of the Credit Agreement, the Borrower hereby consents to any assignee of the Replacement Lender or any of its respective Affiliates (in each case otherwise being an Eligible Assignee) becoming a Revolving Lender in connection with the syndication of the Revolving Commitments acquired by the Replacement Lender pursuant to Section II hereof.

SECTION VI.	EXTENSION ARRANGERS.

The Credit Parties and the Revolving Lenders party hereto agree that (a) the Arrangers, in their respective capacities as joint lead arrangers with respect to this Amendment (collectively, the “Extension Arrangers”), shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Agreement and (b) except as otherwise agreed to in writing by the Borrower, the General Partner and the Extension Arrangers, the Extension Arrangers shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Agreement or any other Credit Document.

SECTION VII.	INDEMNIFICATION.

Each Credit Party hereby confirms that the indemnification provisions set forth in Section 10.3 of the Amended Agreement shall apply to this Amendment and the transactions contemplated hereby.

SECTION VIII.	REAFFIRMATION.

Each of the Reaffirming Parties, as party to the Credit Agreement and certain of the Collateral Documents and the other Credit Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Credit Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in any Collateral Document to which it is a party shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Revolving Loans under the Amended Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Credit Documents, which shall remain in full force and effect, except to any extent modified hereby

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION IX.	ADMINISTRATIVE AGENT.

The Credit Parties acknowledge and agree that Goldman Sachs, in its capacity as administrative agent under the Credit Agreement, will serve as Administrative Agent under this Amendment and under the Amended Agreement.

SECTION X.	MISCELLANEOUS.

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv) This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

D. Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.15 and 10.16 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment.

F. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

G. Revolving Commitments. Notwithstanding anything to the contrary herein or in the Credit Agreement, regardless of the Revolving Commitments of each Revolving Lender in effect prior to the date hereof, each Revolving Lender’s Revolving Commitments shall be as set forth on Exhibit A hereto from and after the date hereof.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	APLP HOLDINGS LIMITED PARTNERSHIP
By: Atlantic Power GP II, Inc., its General Partner

	By:	/s Terrence Ronan
Name: Terrence Ronan
Title: Vice President

SPONSOR:	ATLANTIC POWER CORPORATION

	By:	/s Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

[Signature Page to Sixth Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC,
as Administrative Agent

By:	/s Douglas Tansey
Authorized Signatory

[Signature Page to Sixth Amendment]

ANNEX I TO SIXTH AMENDMENT

REVOLVING LENDER CONSENT TO
SIXTH AMENDMENT TO CREDIT AGREEMENT

[NAME OF REVOLVING LENDER], as a Revolving Lender

By
Name:
Title:

[[For Revolving Lenders requiring a second signature block]

By
Name:
Title:]

Annex I

ANNEX II TO SIXTH AMENDMENT

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in Section 1 below (each, an “Assignor”) and Goldman Sachs Lending Partners LLC (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Revolving Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest of all of the applicable Assignor’s outstanding rights and obligations under the respective facilities identified opposite such Assignor’s name on Schedule I hereto (including, without limitation, any letters of credit, guaranties, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Revolving Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the applicable Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Sixth Amendment to Credit and Guaranty Agreement, dated as of March 18, 2020 (the “Sixth Amendment”), by and among the Borrower, by its General Partner, the Sponsor and certain subsidiaries of the Borrower, as Guarantors, the Requisite Revolving Lenders, the Replacement Lender and the Consenting Revolving Lenders referred to therein and the Administrative Agent, it shall be deemed to have consented and agreed to the Sixth Amendment.

Annex II-1

1.	Assignor:	Each person identified on Schedule I hereto
2.	Assignee:	GOLDMAN SACHS LENDING PARTNERS LLC
3.	Borrower:	APLP HOLDINGS LIMITED PARTNERSHIP
4.	Administrative Agent:	GOLDMAN SACHS LENDING PARTNERS LLC, as the administrative agent under the Credit Agreement
5.	Credit Agreement:	The Credit and Guaranty Agreement, dated as of April 13, 2016, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of April 17, 2017, that certain Second Amendment to Credit and Guaranty Agreement, dated as of October 18, 2017, that certain Third Amendment to Credit and Guaranty Agreement, dated as of April 19, 2018, that certain Fourth Amendment to Credit and Guaranty Agreement, dated as of October 31, 2018 and that certain Fifth Amendment to Credit and Guaranty Agreement, dated as of January 31, 2020 (as it may be further amended, restated, extended, supplemented or otherwise modified from time to time; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, by its General Partner, ATLANTIC POWER GP II INC., ATLANTIC POWER CORPORATION (“Sponsor”) and certain subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS BANK USA and BANK OF AMERICA, N.A. (“Bank of America”), as L/C Issuers, GOLDMAN SACHS LENDING PARTNERS LLC (“Goldman Sachs”) and Bank of America, as Joint Syndication Agents, Goldman Sachs as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, “Collateral Agent”), Goldman Sachs, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, RBC CAPITAL MARKETS, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., a member of MUFG, a global financial group, WELLS FARGO SECURITIES, LLC, and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, in their respective capacities as Arrangers and Bookrunners.
6.	Assigned Interests:	As indicated on Schedule I hereto.

Effective Date: March 18, 2020

Annex II-2

The terms set forth in this Assignment are hereby agreed to:

ASSIGNEE:

GOLDMAN SACHS LENDING PARTNERS LLC

By:
Authorized Signatory

Consented to and Accepted:

GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent

By:
Authorized Signatory

Consented to:

APLP HOLDINGS LIMITED PARTNERSHIP, as Borrower, by its General Partner, ATLANTIC POWER GP II INC.

By:
Authorized Signatory

Annex II-3

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR MASTER ASSIGNMENT
AND ASSUMPTION AGREEMENT

1.	Representations and Warranties.

1.1	Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2	Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Revolving Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date of the assignment, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Revolving Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, and (vii) attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (in particular, as prescribed in Section 2.21(c) thereof), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Revolving Lender.

Annex II-4

2.	Payments. All payments with respect to the Assigned Interests shall be made on the Effective Date as follows:

2.1	From and after the Effective Date of the assignment, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to but excluding the Effective Date of the assignment and to the Assignee for amounts which have accrued from and after the Effective Date of the assignment. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date of the assignment to the Assignee.

3.	General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK.

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Annex II-5

SCHEDULE I TO

MASTER ASSIGNMENT AND ASSUMPTION

Revolving Commitments/Revolving Loans

Assignor	Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[1]
[ ● ]	$[ ● ]	$[ ● ]	[ ● ]%
[ ● ]	$[ ● ]	$[ ● ]	[ ● ]%

1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Annex II-6

EXHIBIT A TO SIXTH AMENDMENT

APPENDIX A 2
TO CREDIT AND GUARANTY AGREEMENT

Revolving Commitments and Letter of Credit Issuance Commitments

Lender	Revolving Commitment	Letter of Credit Issuance Commitment	Pro Rata Share of Revolving Commitment
Goldman Sachs Lending Partners LLC	$30,000,000	$0	16.67%
Goldman Sachs Bank USA	$0	$90,000,000	$0
Bank of America, N.A.	$0	$90,000,000	$0
Bank of America, N.A. (Canada Branch)	$30,000,000	$0	16.67%
Royal Bank of Canada	$30,000,000	$0	16.67%
MUFG Union Bank, N.A.	$30,000,000	$0	16.67%
Wells Fargo Bank, National Association	$30,000,000	$0	16.67%
Industrial and Commercial Bank of China Ltd., New York Branch	$30,000,000	$0	16.67%
Total	$180,000,000	$180,000,000	100%

EXHIBIT A-1